UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 2, 2007

Greenville First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, S.C.	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events

On July 2, 2007, Greenville First Bancshares, Inc., holding company for Greenville First Bank, N.A., issued a press release announcing the name change of its bank and holding company.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

      (c)       Exhibits:  The following exhibits are filed as part of this report:

 Exhibit

 Number    Description

 99.1            Press release dated July 2, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FIRST BANCSHARES, INC.

By: /s/ James M. Austin, III Name James M. Austin, III Title: Chief Financial Officer

Dated:  July 2, 2007

EXHIBIT INDEX

Exhibit

Number      Description

99.1             Press release dated July 2, 2007.